JOHN HANCOCK FUNDS II

                 Amendment dated July 10, 2006 to the Prospectus

                             dated October 17, 2005

         Prospectus for Lifestyle Portfolios--Class R3, R4 and R5 shares

Each of the Lifestyle Portfolios of John Hancock Funds II (the "Fund") is modeled after a portfolio of John Hancock Trust ("JHT"). Enclosed for your reference is an appendix to the Prospectus referenced above. Please read the information provided in the appendix in its entirety, including all disclosures under the heading "Historical Performance of Corresponding JHT Portfolios."